UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

ChoiceOne Financial Services Inc
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ChoiceOne Financial Services, Inc. (the "Company") held its annual meeting of shareholders on Thursday, May 27, 2021. At the meeting, the shareholders voted on four matters: (1) the election of five directors; (2) a proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 12,000,000 to 15,000,000; (3) approval on an advisory basis of the compensation of the Company’s named executive officers as disclosed in the proxy statement; and (4) ratification of the selection of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

All of the nominees for director were elected by the following votes:

Election of Directors	Votes Cast
			Broker
All nominees for director were elected:	For	Withheld	Non-Votes
Harold J. Burns	4,477,582	135,330	1,129,821
Patrick A. Cronin	4,046,616	566,296	1,129,821
Paul L. Johnson	3,742,584	870,328	1,129,821
Gregory A. McConnell	4,479,338	133,574	1,129,821
Roxanne M. Page	4,492,287	120,625	1,129,821

The shareholders approved the proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 12,000,000 to 15,000,000 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
5,063,457	596,866	82,410	0

The shareholders approved the compensation of the Company’s named executive officers by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
3,996,812	424,282	191,818	1,129,821

An advisory proposal to approve the Company’s executive compensation will next occur in connection with the Company’s 2022 Annual Meeting of Shareholders.

The shareholders ratified the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
5,682,319	38,181	22,233	0

***

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 1, 2021	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer